UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2015

Resource Real Estate Opportunity REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	80-0854717
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on June 4, 2015 to provide the required financial information relating to our acquisition of a multifamily community located in Yorba Linda, California (the “Yorba Linda Property”), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to the Yorba Linda Property that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.    Financial Statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

June 22, 2015	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditor’s Report

To the Management of Archstone Yorba Linda

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Archstone Yorba Linda (“Property”) for the year ended December 31, 2014, and the related notes to the Historical Summary.
Management’s Responsibility for the Historical Summary
Management is responsible for the preparation and fair presentation of the Historical Summary in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of Archstone Yorba Linda for the year ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis of Presentation
As described in Note 1 to the Statement, the Historical Summary have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on Form 8-K/A of Resource Real Estate Opportunity REIT, Inc. and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/Ernst & Young LLP
McLean, Virginia
June 19, 2015

Archstone Yorba Linda
Historical Summary of Gross Income and Direct Operating Expenses

	Year Ended December 31, 2014	Three Months Ended March 31, 2015
		(Unaudited)
Income
Rental Income	$7,188,600	$1,893,665
Other Income	547,089	112,708
Gross Income	7,735,689	2,006,373

Direct Operating Expenses
Operating	1,257,977	320,344
Utilities	385,327	85,375
Maintenance	131,558	32,430
Real Estate Taxes	1,272,077	323,204
Management fees	275,035	75,663
Total Direct Operating Expenses	3,321,974	837,016
Gross income in excess of direct operating expenses	$4,413,715	$1,169,357

Archstone Yorba Linda
Notes to Historical Summary
Year Ended December 31, 2014 and Three Months Ended March 31, 2015
1. Background and Organization
On June 1, 2015 Resource Real Estate Opportunity REIT, Inc. acquired Archstone Yorba Linda (“the Property”), which contains 400 apartment homes located in California.
The accompanying Historical Summary of Gross Income and Direct Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”). The Historical Summary includes the historical gross income and certain direct operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist of depreciation and amortization, interest expense and income taxes.
2. Summary of Significant Accounting Policies
Basis of Presentation
The Historical Summary is prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (GAAP). The results of operations for the three months ended March 31, 2015 are not necessarily indicative of the operating results for a full year.
Estimates
The preparation of the Historical Summary in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
The Property generally leases apartment units under agreements with terms of one year or less. Rental income related to apartment leases is recognized on a straight-line basis, which is not materially different than if it were recorded when due from residents and recognized monthly as it was earned.

Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Advertising Costs
All advertising costs are expensed as incurred and included as operating expenses in the accompanying Historical Summary. For the year ended December 31, 2014 and three months ended March 31, 2015, advertising expenses were $60,181 and $12,392, respectively.

3. Related-Party Transactions
The Property has contracted with affiliates of the owner of the Property for property management services. Property management fees are calculated at a rate of 3.5% of gross receipts as defined in the agreement. The Company incurred property management fees of $275,035 and $75,663 for the year ended December 31, 2014 and the three months ended March 31, 2015, respectively.

Unaudited Pro Forma Consolidated Financial Information

On June 1, 2015, Resource Real Estate Opportunity REIT, Inc.. (the “Company”) purchased Yorba Linda, a 400-unit multifamily community located in Yorba Linda, California. The apartment complex was purchased for $118.0 million excluding closing costs; and was funded from the capital of the Company and proceeds from a mortgage on the property.

The following unaudited pro forma consolidated statements of comprehensive loss for the year ended December 31, 2014 and the three months ended March 31, 2015 are presented as if the Company had acquired Yorba Linda on January 1, 2014.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2014 and the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2015, and are not necessarily indicative of what the actual financial position or comprehensive loss would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2015

	March 31, 2015	Pro Forma Adjustments		March 31, 2015
	(a)			(Pro Forma)
ASSETS
Investments:
Rental properties, net	$831,032	$115,446	(b)	$946,478
Loans held for investment and preferred equity investments, net	4,989	—		4,989
Identified intangible assets, net	2,172	1,964	(b)	4,136
	838,193	117,410		955,603

Cash	135,034	(27,490)	(b)	107,544
Restricted cash	6,304	—		6,304
Due from related parties	729	74	(b)	803
Tenant receivables, net	274	—		274
Deposits	986	—		986
Accounts receivable - other	24,149	(23,869)		280
Prepaid expenses and other assets	1,079	189	(b)	1,268
Deferred financing costs, net	6,611	640	(b)	7,251
Goodwill	1,231	—		1,231
Total assets	$1,014,590	$66,954		$1,081,544

LIABILTIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable	$481,674	$67,500	(b)	$549,174
Credit facilities	35,500	—		35,500
Accounts payable	1,620	—		1,620
Accrued expenses and other liabilities	6,086	—		6,086
Due to related parties	1,750	—		1,750
Tenant prepayments	1,177	11	(b)	1,188
Security deposits	2,307	221	(b)	2,528
Distribution payable	10,516	—		10,516
Total liabilities	540,630	67,732		608,362

Stockholders' equity:
Preferred stock (par value $.01; 10,000,000 shares authorized, none issued and outstanding)	—	—		—
Common stock (par value $.01; 1,000,000,000 shares authorized, 70,225,096 and 69,852,090 issued and outstanding, respectively)	699	—		699
Convertible stock (par value $.01; 50,000 shares authorized, 50,000 issued and outstanding)	1	—		1
Additional paid-in-capital	619,671	—		619,671
Accumulated other comprehensive loss	(350)	—		(350)
Accumulated deficit	(158,178)	(778)	(b)	(158,956)
Total stockholders' equity	461,843	(778)		461,065
Noncontrolling interests	8,301	—		8,301
Total equity	470,144	(778)		469,366
Total liabilities and stockholders' equity	$1,014,590	$66,954		$1,081,544

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2015

a.	Reflects the Company’s historical consolidated balance sheet as of March 31, 2015.

b.
Reflects the increase in assets and liabilities acquired as a result of the acquisition.  We paid the purchase price with $50.5 million in cash and $57.2 million in borrowings, secured by a first mortgage that matures in June 2020 .

Resource Real Estate Opportunity REIT, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Income
For the Three Months Ended March 31, 2015

	For the Three Months Ended March 31, 2015	Pro Forma Adjustments		For the Three Months Ended March 31, 2015
	(a)			(Pro Forma)
Revenues:
Rental income	$27,571	$2,006	(b)	$29,577
Interest and dividend income	163	—		163
Total revenues	27,734	2,006		3,612,555

Expenses:
Rental operating	14,632	761	(b)	15,393
Acquisition costs	1,701	—	(d)	1,701
Management fees	3,461	416	(c)	3,877
General and administrative	4,050	—		4,050
Loss on disposal of assets	1,109	—		1,109
Depreciation and amortization expense	10,297	756	(e)	11,053
Total expenses	35,250	1,933		37,183
Loss before other expense	(7,516)	73		3,575,372

Other (expense) income:
Net gains on dispositions	29,175	—		29,175
Interest expense	(4,867)	(334)		(4,867)
Insurance proceeds in excess of cost basis	247	—		247
Net income	17,039	(261)		16,778
Net income attributable to noncontrolling interests	(11)	—		(11)
Net income attributable to stockholders	$17,028	$(261)		$16,767

Other comprehensive income:
Designated derivatives, fair value adjustment	(84)	—		(84)
Comprehensive income	16,955	(261)		16,694
Comprehensive income attributable to noncontrolling interests	(11)	—		(11)
Total comprehensive income attributable to common stockholders	$16,944	$(261)		$16,683

Weighted average shares outstanding	69,485			69,485

Basic and diluted income per common share	$0.25			$0.24

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Income
For the Three Months Ended March 31, 2015

a.	Reflects the Company’s historical consolidated operations for the three months ended March 31, 2015.

b.	Reflects operating activity from January 1, 2015 to March 31, 2015 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was three twelfths of 1% of the asset’s cost for the three months ended March 31, 2015. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the three months ended March 31, 2015.

d.	Acquisition expenses are non-recurring and have not been included for the 2015 acquisition.

e.
Reflects the additional depreciation costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.

f.	Reflects interest expense related to the mortgage assumed in connection with the acquisition.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

	For the Year Ended December 31, 2014	Pro Forma Adjustments		For the Year Ended December 31, 2014
	(a)			(Pro Forma)
Revenues:
Rental income	$99,910	$7,736	(b)	$107,646
Interest income	359	—		359
Total revenues	100,269	7,736		108,005

Expenses:
Rental operating	57,739	3,047	(b)	60,786
Acquisition costs	9,833	—	(d)	9,833
Management fees	11,544	1,648	(c)	13,192
General and administrative	12,270	—	(b)	12,270
Loss on disposal of assets	5,308	590		5,898
Depreciation and amortization expense	47,771	4,989	(e)	52,760
Total expenses	144,465	10,274		154,739
Loss before other expense	(44,196)	(2,538)		(46,734)

Other (expense) income:
Net gains on dispositions	10,484	—		10,484
Interest expense	(14,911)	(1,328)		(16,239)
Insurance proceeds in excess of cost basis	425	—		425
Net loss	(48,198)	(3,866)		(52,064)
Net loss attributable to noncontrolling interests	2,021	—		2,021
Net loss attributable to stockholders	$(46,177)	$(3,866)		$(50,043)

Net loss	$(48,198)	$(3,866)		$(52,064)
Other comprehensive loss:
Designated derivatives, fair value adjustment	(286)	—		(286)
Comprehensive loss	(48,484)	(3,866)		(52,350)
Comprehensive loss attributable to noncontrolling interests	2,021	—		2,021
Total comprehensive loss attributable to common stockholders	$(46,463)	(3,866)		$(50,329)

Weighted average shares outstanding	68,008			68,008

Basic and diluted loss per common share	$(0.68)			$(0.74)

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2014.

b.	Reflects operating activity from January 1, 2014 to December 31, 2014 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was six twelfths of 1% of the asset’s cost for the year ended December 31, 2014. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2014.

d.	Acquisition expenses are non-recurring and have not been included for the 2015 acquisition.

e.
Reflects the additional depreciation costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.  In-place leases are amortized over eight months.

f.	Reflects interest expense related to the mortgage assumed in connection with the acquisition.